                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of February 12, 1998, is entered into by and among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation (the "Company"); CHASE BANK OF TEXAS, N.A. (formerly known as Texas Commerce Bank National Association), a national banking association ("CBT"), with offices at 712 Main Street, Houston, Texas 77002, as Agent (CBT, in its capacity as Agent hereinafter called "Agent") for itself and each of the other banks or lending institutions (collectively the "Banks") that is a signatory hereto or which hereinafter becomes a party to the "Credit Agreement" (hereinafter defined); and the Banks.

                            PRELIMINARY STATEMENTS:

         A. The Company, the Agent and the Banks are parties to that certain Credit Agreement dated as of July 2, 1996 (as amended by First Amendment to Credit Agreement and Security Agreement dated as of August 30, 1996, and as further amended by Second Amendment to Credit Agreement dated effective as of August 4, 1997, the "Credit Agreement") under the terms of which the Banks agreed to make available to the Company a revolving line of credit not to exceed, in the aggregate, $150,000,000 at any one time outstanding.

         B. The Company, the Banks and the Agent hereby mutually desire to amend and modify certain terms of the Credit Agreement to, among other things
(i) reduce the amount of the Borrowing Base and the Threshold Amount effective upon the completion of the Company's initial issuance of the "Senior Subordinated Notes" (hereinafter defined), and (ii) permit the Company's issuance of the Senior Subordinated Notes.

         NOW THEREFORE, in consideration of the foregoing the parties hereto hereby agree as follows:

         Section 1. Certain Defined Terms. All capitalized terms used herein (including in the preliminary statements hereof) and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         Section 2. Amendments to Certain Definitions. The term "Agreement" is hereby amended to mean the Credit Agreement, as amended hereby and as the same may from time to time be further amended or supplemented.

         Section 3. Additional Definition. Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding thereto the following new definitions, to read in their entirety as follows:

                 "Senior Subordinated Notes" shall mean those certain Senior Subordinated Notes of the Company to be issued by the Company on terms substantially similar to those set forth on Annex A attached to the Third Amendment, in the aggregate principal amount not to exceed $150,000,000.

                 "Third Amendment" shall mean that certain Third Amendment to Credit Agreement dated as of February __, 1998, among the Company, the Agent and the Lenders party thereto.

         Section 4. Borrowing Base; Threshold Amount. For the period from and after the date of completion of the Company's initial issuance of the Senior Subordinated Notes to and including the date of the next redetermination of the Borrowing Base in accordance with Section 2.09 of the Credit Agreement, the amount of the Borrowing Base shall be $115,000,000.00, and the amount of the Threshold Amount shall be $115,000,000.00.

         Section 5. Debt. Section 9.01 of the Credit Agreement is hereby amended as follows:

                 (a)      by deleting the word "and" found at the end of clause
         (h) of Section 9.01;

                 (b)      by deleting the period (.) found at the end of clause
         (i) of Section 9.01 and substituting therefor "; and "; and

                 (c) by adding thereto a new clause, to be clause (j), to read in its entirety as follows:

                          "(j)    Debt of the Company evidenced by the Senior
                 Subordinated Notes; provided, however, that (i) the aggregate principal amount of the Senior Subordinated Notes shall not exceed $150,000,000, (ii), payment of principal of, premium, if any, and interest on the Senior Subordinated Notes shall be subordinated to the payment of the Company's obligations under this Agreement, the Notes, the Letters of Credit, the Letter of Credit Agreements and any other Security Instruments on the terms provided for in Annex A attached to the Third Amendment, and (iii) the portion of the proceeds received by the Company from the issuance of the Senior Subordinated Notes used by the Company in connection with the proposed acquisition of oil and gas properties announced by the Company on February 9, 1998, shall not exceed $60,000,000, and the balance of all such proceeds shall be used by the Company to prepay amounts outstanding under this Agreement and the Notes."

         Section 6. Acquisitions. The first paragraph of Section 9.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "Section 9.11 Acquisitions. Make any Acquisition other than an Acceptable Acquisition."

         Section 7. Negative Pledge Agreements. Section 9.14 of the Credit Agreement is hereby amended by inserting a comma (,) and the phrase "the Senior Subordinated Notes and any indenture relating thereto" immediately following the term "Security Instruments" found in the third line thereof.

         Section 8. Ratification. The Company acknowledges and ratifies the Credit Agreement as amended hereby, and agrees and acknowledges that all the terms thereof as amended hereby (a) are hereby brought forward for the benefit of the Banks and the Agent and (b) shall remain in full force and effect.

         Section 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

         Section 10. References. On and after the date hereof, the terms "Agreement," "hereof," "herein," "hereunder," and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended and supplemented by this Amendment.

         Section 11. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 12. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND OTHER SECURITY INSTRUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       COMPANY:

                                       THE HOUSTON EXPLORATION COMPANY


                                       By: /s/ JAMES F. WESTMORELAND
                                          -------------------------------------
                                             James F. Westmoreland
                                              Vice President





                             (Signature Page 1)

                                       AGENT AND BANKS:

                                       CHASE BANK OF TEXAS, N.A. (formerly
                                       known as Texas Commerce Bank National
                                       Association), Individually as a Bank and in its capacity as Agent



                                       By:  /s/ Paul J. Nidoh
                                           ------------------------------------
                                            Paul J. Nidoh
                                            Vice President


                                       CIBC INC.



                                       By:   /s/ ALELESANDRA K. DYMERAUS
                                           ------------------------------------
                                       Name:     Alelesandra K. Dymeraus
                                             ----------------------------------
                                       Title:    Authorized Signatory
                                              ---------------------------------




                             (Signature Page 2)

                                       FIRST UNION NATIONAL BANK



                                       By: /s/ DAVID ROBERTS
                                          -------------------------------------
                                       Name:   David Roberts
                                       Title:  Senior Vice President





                             (Signature Page 3)

                                       THE BANK OF NOVA SCOTIA

                                       By:   THE BANK OF NOVA SCOTIA,
                                             ATLANTA AGENCY



                                             By:     /s/ F.C.H. ASHBY
                                                  -----------------------------
                                             Name:   F.C.H. Ashby
                                             Title:  Senior Manager Loan
                                                     Operations





                             (Signature Page 4)

                                       PNC BANK, N.A.



                                       By:  /s/ JOHN WAY
                                           ----------------------------------
                                       Name:    John Way
                                       Title:   Commercial Banking Officer





                             (Signature Page 5)